UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GLOBALSCAPE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GlobalSCAPE, Inc.

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

April 15, 2005

Dear Stockholders:

You are cordially invited to attend our 2005 Annual Meeting of Stockholders to be held on Wednesday, June 8, 2005, at 9:00 a.m., local time, at GlobalSCAPE’s office located at 6000 Northwest Parkway, Suite 100, San Antonio, Texas 78249.

Information about the meeting and the matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement that follow.  Also included is a Proxy Card and postage paid envelope.

It is important that your shares be represented at the Annual Meeting.  Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.

Sincerely,

Charles R. Poole
President

GlobalSCAPE, Inc.

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, June 8, 2005

To the Stockholders of GlobalSCAPE, Inc.:

The 2005 Annual Meeting of Stockholders of GlobalSCAPE, Inc. (the “Company”) will be held at the Company’s office located at 6000 Northwest Parkway, Suite 100, San Antonio, Texas 78249, on Wednesday, June 8, 2005, at 9:00 a.m., local time, for the following purposes:

1.             To elect three Directors to serve until the next annual meeting of stockholders;

2.             To ratify the appointment of Helin, Donovan, Trubee & Wilkinson, LLP as the Company’s independent auditors for the year ending December 31, 2005; and

3.             To transact any other business that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

The Company’s Board of Directors has fixed the close of business on April 8, 2005 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING, AND, IF YOU ATTEND THE ANNUAL MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

Thomas F. Farar
Secretary

April 15, 2005
San Antonio, Texas

GlobalSCAPE, Inc.

Proxy Statement

For

Annual Meeting of Stockholders

To Be Held Wednesday, June 8, 2005

Table of Contents

ANNUAL MEETING AND PROXY SOLICITATION

Date, Time, Place of Annual Meeting
Record Date, Shares Entitled to Vote, Quorum
Attendance and Voting by Proxy
Deadline for Voting by Proxy
Revocation of Proxy
Number of Votes Required to Approve Proposals
Solicitation of Proxies

PROPOSAL ONE Election of Directors

Executive Officers
Board of Directors
Security Ownership of Certain Beneficial Owners and Management
Performance Graph

EXECUTIVE COMPENSATION

Summary Compensation Table
Option Grants in the Last Fiscal Year
(1) Options vest 1/3 each year for three years, starting from the date of grant.
Option Exercises in Last Fiscal Year and FY-End Option Values
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Equity Compensation Plan Information
Employment Agreements
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
Board Report on Executive Compensation
Section 16(a) Beneficial Ownership Reporting Compliance
Certain Relationships and Related Transactions

PROPOSAL TWO Ratification of Selection of Independent Public Accountants

PRINCIPAL ACCOUNTANT FEES AND SERVICES

BOARD POLICY ON PRE-APPROVAL OF PERMISSIBLE NON-AUDIT SERVICES

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

AVAILABLE INFORMATION

OTHER MATTERS

ANNUAL MEETING AND PROXY SOLICITATION

This Proxy Statement and Proxy Card are furnished in connection with the solicitation by the Board of Directors of GlobalSCAPE, Inc. of proxies from the stockholders of GlobalSCAPE to be used at GlobalSCAPE’s 2005 Annual Meeting of Stockholders.  This Proxy Statement and Proxy Card are first being mailed to stockholders on or about April 18, 2005 together with GlobalSCAPE’s Annual Report on Form 10-K.

Date, Time, Place of Annual Meeting

GlobalSCAPE’s 2005 Annual Meeting of Stockholders will be held at 9:00 a.m., local time, on Wednesday, June 8, 2005, at GlobalSCAPE’s office at 6000 Northwest Parkway, Suite 100, San Antonio, Texas 78249.  GlobalSCAPE’s office is located in the University Park Tech Center II business park, near the intersection of De Zavala and IH-10.  If you need directions to our office, please call Susan McRee at (210) 308-8267, ext. 101.

Record Date, Shares Entitled to Vote, Quorum

GlobalSCAPE’s Board of Directors has fixed the close of business on April 8, 2005 as the record date for GlobalSCAPE Stockholders entitled to notice of and to vote at the annual meeting.  As of the record date, there were 13,773,219 shares of GlobalSCAPE common stock outstanding, which were held by approximately 2,588 holders of record and approximately 7,800 beneficial owners.  Stockholders are entitled to one vote for each share of GlobalSCAPE common stock held as of the record date.

The holders of 33 1/3% of the outstanding shares of GlobalSCAPE common stock issued and entitled to vote at the annual meeting must be present in person or by proxy to establish a quorum for business to be conducted at the annual meeting.  If you attend the meeting in person or sign and return the enclosed Proxy Card, your shares will be counted as present at the meeting.  Abstentions and broker non-votes are included for purposes of determining whether a quorum is present at the annual meeting.  Non-votes occur when a proxy:

•      is returned by a broker or other stockholder who does not have authority to vote;

•      does not give authority to a proxy to vote; or

•      withholds authority to vote on one or more proposals.

Attendance and Voting by Proxy

If you are unable or do not wish to attend the annual meeting and vote your shares in person, you may complete and sign the enclosed Proxy Card.  Votes cast in person or by proxy at the annual meeting will be tabulated at the annual meeting.  By signing and returning this Proxy Card, you appoint Thomas W. Brown and Charles R. Poole to attend the meeting and vote your shares in your place.  All valid unrevoked proxies will be voted as directed.  If you sign and return your Proxy Card without making any direction as to how your shares are to be voted, the representative will vote your shares in favor of each of the proposals listed in the notice of annual meeting and for the election of the nominees for director set forth herein.

If any matters other than those addressed on the Proxy Card are properly presented for action at the annual meeting, the persons named in the Proxy Card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

We have enclosed a postage-prepaid envelope for convenience in returning the Proxy Card.

Deadline for Voting by Proxy

Your signed Proxy Card must be received before the annual meeting to be counted at the annual meeting.

Revocation of Proxy

You may revoke your proxy at any time prior to the annual meeting by sending either a notice of revocation or a later-dated Proxy Card to GlobalSCAPE’s Secretary.  If you mail a Proxy Card, but decide to vote your shares in person at the annual meeting, you may request that your proxy be revoked at the annual meeting.  Attendance at the meeting will not by itself revoke a proxy.  You must affirmatively request that your proxy be revoked.

Number of Votes Required to Approve Proposals

Proposal One, Election of Directors.  Our Bylaws provide that Directors shall be elected by plurality vote at the annual meeting of stockholders. Therefore, the three nominees who receive the most votes will be elected.  As of the mailing date of this Proxy Statement, no nominees for Director had been submitted other than the individuals nominated by GlobalSCAPE’s Board of Directors.  Therefore, provided there is a quorum at the meeting, and there are any votes in favor of the election of these individuals, they will be elected to the Board of Directors.  Shares not voted (whether by abstention, broker non-vote or otherwise) will have no effect on the voting outcome with respect to the election of Directors.

Proposal Two, Ratification of Selection of Helin, Donovan, Trubee & Wilkinson, LLP as Independent Public Auditors.  This proposal must receive the affirmative vote of the holders of a majority of the shares of GlobalSCAPE common stock represented and voting at the meeting.  If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal.  If you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote for you, but this will have no effect on the proposal because shares for which brokers are not able to vote will not be considered as voting at the annual meeting for purposes of ratifying the selection of our independent public accountants.

Solicitation of Proxies

Proxies will be solicited by mail.  Proxies may also be solicited personally, or by telephone, fax, or other means by the directors, officers and employees of GlobalSCAPE.  Directors, officers and employees soliciting proxies will receive no extra compensation, but may be reimbursed for related out-of-pocket expenses.  GlobalSCAPE will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners.  GlobalSCAPE will, upon request, reimburse these brokerage houses, custodians and other persons for their reasonable out-of-pocket expenses in doing so.  GlobalSCAPE will pay the cost of solicitation of proxies.

PROPOSAL ONE
Election of Directors

We currently have three members of our Board of Directors.  The Board has nominated each of the three individuals currently serving as a Director to serve for an additional one year term ending at the next annual meeting of the stockholders or until his or her successor has been elected and qualified.  Except where otherwise instructed, proxies solicited by this Proxy Statement will be voted for the election of each of the three nominees listed below.  Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected.  If any nominee is unable or declines to serve as a Director, the current Board will designate another nominee.

The following table sets forth the name and age of each nominee as of the mailing date of this Proxy Statement, the principal occupation of each nominee during the past five years, and the year each began serving as a director of GlobalSCAPE:

Thomas W. Brown	62

Mr. Brown has been an independent stockbroker and investment advisor in San Antonio since 1995. He entered the securities brokerage business in 1967 after receiving an M.B.A. from Southern Methodist University. In recent years, he has also been involved in the real estate development business in San Antonio in addition to stock and bond investments. Mr. Brown currently serves as a member and Chairman of the Board of Directors of the Company and has served in such capacity since June 2002.

David L. Mann	55

Mr. Mann has been in the real estate development and home building business since his graduation from Southern Methodist University in 1975 where he earned a B.B.A. For the past twenty years, he has worked exclusively in the San Antonio, Texas market. Mr. Mann currently serves as a member of the Board of Directors of the Company and has served in such capacity since June 2002.

Charles R. Poole	62

Mr. Poole currently serves as GlobalSCAPE’s President and has served in such capacity since February 2004. Mr. Poole also currently serves a director of GlobalSCAPE and has served in such capacity since February 2004. From September 2003 until February 2004, he served as the company’s Vice President of Sales and Marketing. Mr. Poole has over twenty years of experience in senior management and sales with telecommunications companies, most recently as the President of GlobalSCAPE’s former parent company, ATSI Communications, Inc., from 1998 – 2001. Mr. Poole has served as a Senior Vice President for A+ Communications, responsible for paging, cellular and telemessaging sales from 1995 – 1997, as General Manager of American Paging, Texas from 1994 – 1995, as a Division Manager of Data Documents, Inc. of Omaha, Nebraska from 1992 – 1994, as President of GeoCom Partners, a satellite-based telecommunications company from 1989 – 1992, as Senior Vice President of MobileComm (a BellSouth Company) from 1984-1989, and as Regional Vice President of Burroughs Corp (now Unisys) from 1966-1984.

Assuming the presence of a quorum, the nominees for director who received the most votes will be elected.  The enclosed form of Proxy Card provides a means for stockholders to vote for or to withhold authority to vote for the nominees for director.  If a stockholder executes and returns a Proxy Card, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the election of the nominees for director.  Under applicable Delaware law, in determining whether this item has received a requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE THREE INDIVIDUALS NOMINATED ABOVE AS DIRECTORS.

Executive Officers

Charles R. Poole	62

Mr. Poole currently serves as GlobalSCAPE’s President and has served in such capacity since February 2004. Mr. Poole also currently serves a director of GlobalSCAPE and has served in such capacity since February 2004. From September 2003 until February 2004, he served as the company’s Vice President of Sales and Marketing. Mr. Poole has over twenty years of experience in senior management and sales with telecommunications companies, most recently as the President of GlobalSCAPE’s former parent company, ATSI Communications, Inc., from 1998 – 2001. Mr. Poole has served as a Senior Vice President for A+ Communications, responsible for paging, cellular and telemessaging sales from 1995 – 1997, as General Manager of American Paging, Texas from 1994 – 1995, as a Division Manager of Data Documents, Inc. of Omaha, Nebraska from 1992 – 1994, as President of GeoCom Partners, a satellite-based telecommunications company from 1989 – 1992, as Senior Vice President of MobileComm (a BellSouth Company) from 1984-1989, and as Regional Vice President of Burroughs Corp (now Unisys) from 1966-1984.

Thomas F. Farar	48

Mr. Farar serves as GlobalSCAPE’s Treasurer, Secretary and Chief Financial Officer. He is responsible for all finance and accounting functions at GlobalSCAPE. Mr. Farar joined GlobalSCAPE in June, 2004. Prior to joining GlobalSCAPE, Mr. Farar served as Senior Accounting Manager from 1999-2003, and Controller from 2003-2004 for UDP, Ltd., a Telecommunications Service Bureau. Mr. Farar also served as Disbursements Supervisor for PG&E Gas Transmission-Texas in 1999. Mr. Farar was Controller and Treasurer of CDH Feeders, Inc., an agricultural operation of cattle feed lots, and affiliated companies from 1991-1998. Mr. Farar holds a B.B.A. in Accounting from The University of Texas at San Antonio.

Board of Directors

During 2004, the Board held eight regular meetings and no special meetings and acted by unanimous written consent four times.  Each director attended all of the meetings of the Board.  The Board does not have a policy regarding director attendance at the annual meeting of the stockholders.  Each director attended GlobalSCAPE’s 2004 Annual Meeting of Stockholders.

The Board does not have a compensation, nominating, audit or any other committee.  Because GlobalSCAPE has no Audit Committee, it has no Audit Committee Financial Expert as defined by SEC rules and regulations.  The Board does not feel it is appropriate to have a nominating committee because the individuals who comprise the Board control over 70% of the voting shares of GlobalSCAPE.  Each director participates in the consideration of the director nominees.  The Board does not have a formal policy, has not established minimum qualifications, and has not established a process for evaluating nominees with regard to consideration of director candidates recommended by stockholders as a result of the concentration of the ownership of our voting stock, but will consider any such recommendation that is submitted to the Board via its stockholder communications procedures described below.  GlobalSCAPE does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees to the Board.

Stockholders who wish to recommend director candidates to the Board or otherwise send communications to the Board for any other reason may send a letter addressed to the individual director at:

GlobalSCAPE, Inc.

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

A copy of the communication will be forwarded to each of the three individual directors.  These communication procedures are posted on GlobalSCAPE’s Web site at: http://www.globalscape.com/company/ir.asp.

All nominations made by stockholders are subject to the procedures set forth in GlobalSCAPE’s Bylaws, which are described under “Stockholder Proposals To Be Presented At Next Annual Meeting” on page 11.

GlobalSCAPE is not a “listed issuer” (as defined in rule 10A-3 of the Securities Exchange Act of 1934).  No member of the Board is “independent” as defined by the Nasdaq.

GlobalSCAPE has adopted a Code of Ethics that applies to all its employees, including its President (its chief executive officer) and its Chief Financial Officer.  GlobalSCAPE will provide a copy of its Code of Ethics to any person without charge upon written request to:

Thomas F. Farar

Chief Financial Officer

GlobalSCAPE, Inc.

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding ownership of the Common Stock as of April 1, 2005 by (i) each person known by GlobalSCAPE to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of GlobalSCAPE, (iii) the President, (iv) the Chief Financial Officer, Secretary and Treasurer, (v) all executive officers and directors of GlobalSCAPE as a group.

Name of beneficial owner	Amount and nature of beneficial ownership(1)		Percent of class
Thomas W. Brown, Director
2511 N. Loop 1604, Suite 203
San Antonio, TX 78258	6,716,234	(2)	48.8%

David L. Mann, Director
150 N. Loop 1604 East, Suite 202
San Antonio, TX 78258	2,837,971	(3)	20.6%

Sandra Poole-Christal
Director of Marketing
6000 Northwest Pkwy, Suite 100
San Antonio, TX 78249	1,809,000	(4)	13.1%

Charles R. Poole, Director
President & COO
6000 Northwest Parkway, Suite 100
San Antonio, Texas 78249	122,666	(5)	*

Brown and Mann – GlobalSCAPE Joint Venture
2511 N. Loop 1604, Suite 203
San Antonio, TX 78258	17,856		*

All directors and executive officers as a group (4 persons)	11,485,871	(6)	76.6%

* Denotes ownership of less than 1%.

(1)           To the knowledge of the Company, each stockholder named in the table has sole voting and investment power with respect to all shares of GlobalSCAPE common stock shown as beneficially owned by such stockholder unless otherwise stated.  Shares of GlobalSCAPE common stock that are not outstanding but that may be acquired by a person upon exercise of options within 60 days of April 1, 2005 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such stockholder but are not deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other stockholder.

(2)           Includes 12,500 shares deemed beneficially owned through Mr. Brown’s ownership of Brown and Mann – GlobalSCAPE Joint Venture over which Mr. Brown shares voting and dispositive power with Mr. Mann. Includes 650 shares owned by Mr. Brown’s spouse.  Mr. Brown disclaims beneficial ownership of the shares owned by his spouse.

(3)           Includes 5,356 shares deemed beneficially owned through Mr. Mann’s ownership of Brown and Mann – GlobalSCAPE Joint Venture over which Mr. Mann shares voting and dispositive power with Mr. Brown.

(4)           Includes 1,165,571 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of April 1, 2005.

(5)           Includes 50,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of April 1, 2005.

(6)           Includes 1,215,571 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of April 1, 2005.

On June 11, 2002, Brown and Mann-GlobalSCAPE Joint Venture, a Texas general partnership owned by San Antonio-based investors Thomas W. Brown and David L. Mann (the “Joint Venture”) purchased approximately 70% of GlobalSCAPE’s issued and outstanding common stock (9,443,905 shares) from ATSI Communications, Inc. In October 2004, the Joint Venture distributed over 99% of the stock it held in GlobalSCAPE, Inc. to its two partners, Mr. Brown and Mr. Mann, pursuant to their respective ownership percentages.

Performance Graph

GlobalSCAPE’s common stock began trading on the OTC Bulletin Board in February 2002.  The following graph depicts GlobalSCAPE’s total return to stockholders from February 2002 through December 31, 2004, relative to the performance of the Standard & Poors Small Cap 600 Index and the Standard & Poors 600 Index of Internet Software & Services Companies.  All of the cumulative total returns are computed assuming the value of the investment in GlobalSCAPE common stock and each indexed as $100.00 on February 28, 2002 and the reinvestment of dividends at the frequency with which dividends were paid during applicable years.

	Base	INDEXED RETURNS
	Period	Years Ending
Company / Index	15Feb02	Dec02	Dec03	Dec04
GLOBALSCAPE INC	100	100.00	106.67	106.67
S&P SMALLCAP 600 INDEX	100	86.82	120.50	147.79
S&P 600 INTERNET SOFTWARE & SERVICES	100	35.50	66.62	79.61

EXECUTIVE COMPENSATION

The following table sets forth information with respect to the compensation earned during the years ended December 31, 2002, 2003, and 2004 by Sandra Poole-Christal, who served as our President during 2003 and through February 12, 2004, Charles R. Poole who currently serves as our President and Chief Operating Officer since February 12, 2004 and each other significant employee earning more than $100,000 in the last fiscal year.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation (1)			Securities
Name and principal position	Year	Salary ($)	Bonus ($)	Other annual compensation($)	Underlying Options (#)
Charles R. Poole, President	2004	112,961	2,759	—	150,000
and COO(2)	2003	57,046	3,760

Sandra Poole-Christal,	2004	85,938	—	2,645
Director of Marketing(3)	2003	136,366	—	—
	2002	129,231	47,281	28,706

(1)           In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits that are available generally to all of our salaried employees and certain perquisites and other personal benefits received which do not exceed the lesser of $50,000 or 10% of any officer’s salary and bonus disclosed in this table.

(2)           In February 2004, Mr. Poole succeeded Sandra Poole-Christal when she stepped down as President and Chief Operating Officer.  Mr. Poole also succeeded Ms. Poole-Christal and completed her term on the Board of Directors and was re-elected for a full term at the 2004 Annual Meeting.  Mr. Poole received a bonus of $2,759 based on net income from the quarter ended September 30, 2004.  Mr. Poole commenced employment in June 2003.

(3)           In February 2004, Ms. Poole-Christal stepped down as President and Chief Operating Officer and was succeeded as President by Charles R. Poole.  Ms. Poole-Christal also resigned her seat on the Board of Directors in February 2004.  Ms. Poole-Christal continues to serve as the Company’s Director of Marketing.

Option Grants in the Last Fiscal Year

Shown below is information on grants of stock options during the 2004 fiscal year to GlobalSCAPE’s named executive officers.

	Number of Shares Underlying	Percent of Total Options Granted	Exercise of Base		Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(3)
Name	Options Granted(1)	to Employees in Fiscal Year	Price ($/Sh)(2)	Expiration Date	5% ($)	10% ($)
Charles R. Poole	150,000	29%	$0.16	5/17/2014	$3,783	$7,944

(1)           Options vest 1/3 each year for three years, starting from the date of grant.

(2)           The exercise price is equal to the fair market value of the shares on the date the option is granted. The exercise price may be paid in cash.

(3)           These amounts are based on assumed rates of appreciation only.  Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of our common stock. There can be no assurance that the amounts reflected in this table will be realized.

Option Exercises in Last Fiscal Year and FY-End Option Values

The following table sets forth information with respect to the option and stock appreciation right (or SARs) exercises and the value of those options and SARs as of December 31, 2004 of the named executive officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

	Shares Acquired on Exercise	Value realized	Numbers of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)		Value of Unexercised In-The- Money Options/SARs at Fiscal Year End ($)
Name	(#)	($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles R. Poole, President and Chief Operating Officer	—	—	—	150,000		—
Sandra Poole-Christal, Director of Marketing	250,000	44,200	1,165,571	—	171,106	—

(1)           The Company calculated the value realized of exercised options and the value of unexercised options by multiplying the difference between the stock price on the date of exercise in the case of exercised options or the stock price on the last trading day of the year in the case of unexercised options and the exercise price of the options, multiplied by the number of options exercised or exercisable.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise Of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,970,071	$0.2474	3,115,100
Equity compensation plans not approved by security holders	—	—	—
Total	1,970,071	$0.2474	3,115,100

Employment Agreements

The Company has no existing employment agreements with its executive officers and has no compensation arrangements with executive officers regarding such officer’s retirement, resignation or termination of employment or a change in control of GlobalSCAPE that would result in such officer receiving compensation, in lump-sum or periodic payments, of over $100,000.

Compensation of Directors

The Board of Directors has the authority to determine the amount of compensation to be paid to its members for their services as Directors and committee members and to reimburse Directors for their expenses incurred in attending meetings.  Our Board of Directors also makes executive compensation decisions.  Two of our directors, Thomas W. Brown and David L. Mann, together own approximately 70% of our common stock.  Our third director, Charles R. Poole, is the President of GlobalSCAPE.

Neither Mr. Brown, Mr. Mann nor Mr. Poole is compensated for their service as a director of GlobalSCAPE, but Mr. Poole does receive an annual salary of $125,000 as compensation for serving as GlobalSCAPE’s President.

Compensation Committee Interlocks and Insider Participation

The Board of Directors does not have a Compensation Committee.  Compensation matters are considered by the entire three-member Board, which includes Thomas W. Brown, David L. Mann and Charles R. Poole.  Mr. Brown and Mr. Mann are individual owners of approximately a combined 70% of our common stock.  Charles R. Poole is the President of GlobalSCAPE.

Board Report on Executive Compensation

Compensation decisions are made by the Board of Directors.  The Board believes that the ability to attract and retain qualified executive and non-executive officers and provide appropriate incentives is essential to the long-term success of GlobalSCAPE.

The Board’s compensation plan for 2004 was designed to provide significant incentive compensation opportunities in addition to market competitive salaries, and to aid in the retention of executive officers and other significant employees.  The plan was intended to link individual employee objectives with overall company strategies and results for 2004, and to reward executive officers and significant employees for their individual contributions to those strategies and results.  The Board uses compensation and performance data from comparable companies in the region to establish market competitive compensation and performance standards for GlobalSCAPE’s employees.  Based on market information, Company, and individual objectives, the President of the Company makes recommendations to the Board of Directors regarding the compensation of each executive and other significant employees on an individual basis.

Compensation paid to executive officers and other significant employees during 2004 consisted primarily of base salaries.

Base Salaries.  The amount of the base salaries paid to significant employees was determined by evaluating the competitive marketplace, the scope of each individual’s responsibilities, the planned and past performance of the company, and, to a certain extent, subjective measures of each individual’s performance.

President’s Compensation.  The base salary paid to the President was determined by evaluating the competitive marketplace, the scope of his responsibilities, the planned and past performance of the company, and, to a certain extent, subjective measures of performance.  A bonus of $2,759 was paid to Mr. Poole in 2004.

Cash Bonuses.  Mr. Poole was paid a bonus of $2,759 in 2004 in his capacity of President.  The Board may award future discretionary bonuses based on its assessment of management performance and the overall performance of the company.

Stock Options.  Stock options for 522,500 shares of GlobalSCAPE common stock were granted to GlobalSCAPE employees in 2004 under the GlobalSCAPE, Inc. 2000 Stock Option Plan.  The purpose of long-term awards, currently in the form of stock options, is to align the interests of the executive officers and other employees with the interests of the stockholders.  Additionally, long-term awards offer employees an incentive for the achievement of superior performance over time and foster the retention of key management personnel.  The Board favors the granting of equity-based awards over cash compensation for such reasons and also believes that the granting of stock options better motivates executive officers and others to exert their best efforts on behalf of the company and the stockholders.  In determining annual stock option grants, the Board bases its decision on the individual’s performance and potential to improve stockholder value.

Review of and Conclusion Regarding All Components of Executive Compensation.  The Board has reviewed all components of Mr. Poole’s and each of GlobalSCAPE’s four most highly compensated executive officers’ compensation, including salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock option gains and the dollar value to the executive and the cost to GlobalSCAPE of all perquisites and other personal benefits.  Furthermore, due to public concerns over the perceived inflation of CEO compensation and the divergence between compensation paid to CEOs and the average employee, generally, the Board reviewed Mr. Poole’s total compensation package with an eye toward internal consistency with compensation paid to GlobalSCAPE’s other executive officers and employees generally.

Based upon the Board’s review, the Board finds Mr. Poole’s and the four other most highly compensated executive officers’ total compensation in the aggregate to be reasonable and not excessive.

Policy on Deductibility of Compensation.  In 1993, the federal tax laws were amended to limit the deduction a publicly-held company is allowed for compensation paid to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer.  Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted.  In order to constitute performance-based compensation for purposes of the tax law, the performance measures must be approved by the stockholders.  Since GlobalSCAPE does not anticipate that the compensation for any executive officer will exceed the $1 million threshold in the near term, stockholder approval necessary to maintain the tax deductibility of compensation at or above that level is not being requested.  The Board will reconsider this matter if compensation levels approach this threshold, in light of the tax laws then in effect.  The Board will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Board deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

This report is submitted by the members of the Board of Directors:

Thomas W. Brown, Chairman
David L. Mann
Charles R. Poole

Section 16(a) Beneficial Ownership Reporting Compliance

GlobalSCAPE believes, based solely on its review of the copies of Section 16(a) forms furnished to it and written representations from executive officers and directors (and its ten percent stockholders), that all Section 16(a) filing requirements were fulfilled on a timely basis.  In making this disclosure, GlobalSCAPE has relied solely on written representations of its directors and executive officers (and its ten percent stockholders) and copies of the reports that they have filed with the SEC.

Certain Relationships and Related Transactions

On March 30, 2004, GlobalSCAPE obtained a $200,000 line of credit from the Brown and Mann-GlobalSCAPE Joint Venture.  GlobalSCAPE’s directors, Thomas W. Brown and David L. Mann, are the sole partners of Brown and Mann - GlobalSCAPE Joint Venture.  The line of credit was available after June 21, 2004 and was only to be used if Sterling Bank declined to extend its current line of credit to GlobalSCAPE. Sterling Bank did extend the line of credit for $250,000 so the Brown-Mann line was never called upon and the Brown-Mann line was terminated on December 31, 2004.

PROPOSAL TWO
Ratification of Selection of Independent Public Accountants

The Board of Directors has selected Helin, Donovan, Trubee & Wilkinson, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005.  Although stockholder ratification is not required, the Board of Directors has directed that the selection of Helin, Donovan, Trubee & Wilkinson, LLP be submitted to the stockholders for ratification at the annual meeting.  Helin, Donovan, Trubee & Wilkinson, LLP provided audit services to GlobalSCAPE for the year ended December 31, 2004.  A representative of Helin, Donovan, Trubee & Wilkinson, LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.  No representative of Ernst & Young LLP will be present at the annual meeting.

On September 16, 2004, GlobalSCAPE engaged the accounting firm of Helin, Donovan, Trubee & Wilkinson, LLP, as GlobalSCAPE’s certifying accountant for the year ended December 31, 2004.  The decision to approve the dismissal of Ernst & Young LLP and the engagement of Helin, Donovan, Trubee & Wilkinson, LLP, was authorized and approved by GlobalSCAPE’s entire Board of Directors on September 16, 2004.  Ernst & Young LLP was notified of its dismissal on September 16, 2004.

No Ernst & Young LLP report on GlobalSCAPE’s combined consolidated financial statements for either of the past two fiscal years contains any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of GlobalSCAPE for the last two fiscal years, there were no disagreements with Ernst & Young LLP on any matters of accounting principles, financial statement disclosure or audit scope and procedures, which if not resolved to the satisfaction of Ernest & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its reports.  Also, during the relevant period there were no reportable events as described in Item 304(a)(i)(v) of the SEC’s Regulation S-K.

The affirmative vote of the holders of a majority of the votes cast is required to ratify the selection of Helin, Donovan, Trubee & Wilkinson, LLP.  In the event the stockholders fail to ratify the appointment, the Board may reconsider its appointment for this year.  Even if the appointment is ratified, the Board, in its discretion, may, if circumstances dictate, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the Company’s and its stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF HELIN, DONOVAN, TRUBEE & WILKINSON, LLP AS INDEPENDENT PUBLIC AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  Ernst & Young LLP billed GlobalSCAPE an aggregate of $16,200 for professional services rendered for the reviews of financial statements included in the company’s Forms 10-Q for the first two quarters of the fiscal year ended December 31, 2004. Ernst & Young LLP billed GlobalSCAPE an aggregate of $85,800 for professional services rendered for the audit of the company’s annual financial statements for the fiscal year ended December 31, 2003, and the reviews of financial statements included in the company’s Forms 10-Q for the quarters of the fiscal year ended December 31, 2003. Helin, Donovan, Trubee & Wilkinson, LLP billed GlobalSCAPE an aggregate of $32,750 for professional services rendered for the audit of the company’s annual financial statements for the fiscal year ended December 31, 2004, and the reviews of financial statements included in the company’s Forms 10-Q for the third quarter of the fiscal year ended December 31, 2004.

Audit Related Fees.  Neither Helin, Donovan, Trubee & Wilkinson, LLP nor Ernst & Young LLP performed any assurance or related services related to the performance of the audit and review of our financial statements.

Tax Fees.  Ernst & Young LLP included in our audit and professional services fees billed to us in the fiscal year ended December 31, 2004 charges for the preparation of GlobalSCAPE’s 2003 federal income tax return and for state tax planning services, and $9,280 for the preparation of GlobalSCAPE’s 2002 federal and state returns during the fiscal year ending December 31, 2003.

All Other Fees.  Ernst & Young Product Sales LLC billed the Company $193 in 2003 and $193 in 2004 for software.  Helin, Donovan, Trubee & Wilkinson, LLP billed the company $35 in 2004 for attendance at a seminar.

BOARD POLICY ON PRE-APPROVAL OF PERMISSIBLE NON-AUDIT SERVICES

The Board requires management to seek Board pre-approval for the engagement of an independent public accountant to perform audit, audit-related and non-audit services.  By unanimous written consent dated September 16, 2004, the Board approved the engagement of Helin, Donovan, Trubee & Wilkinson, LLP to serve as our independent registered accounting firm for the fiscal year ending December 31, 2004, including the audit of our 2004 financial statements and Proxy Statement, and the review of the company’s quarterly reports on Form 10Q for the third quarter of 2004 and first 2 quarters of 2005 for an estimated fee of $42,500.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Under the rules of the Securities and Exchange Commission, stockholders who wish to include a proposal in our Proxy Statement for the 2006 Annual Meeting of Stockholders must submit their proposal so that the Secretary receives it no later than the close of business on December 15, 2005.  The Securities and Exchange Commission rules set forth standards as to which stockholder proposals are required to be included in a proxy statement.

Under our Bylaws, certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting.  A stockholder wishing to make a nomination for election to the Board of Directors or to have a proposal presented at an annual meeting must submit written notice of such nomination or proposal so that the Secretary receives it not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of our next annual meeting is changed by more than 30 days from what is currently contemplated, stockholder proposals must be received no later than the 10th day following the date on which a notice of the date of the annual meeting is mailed or the date of the meeting is publicly announced.  Our Bylaws set forth certain informational requirements for stockholders’ nominations of directors and proposals.

AVAILABLE INFORMATION

We are a reporting company under the Securities Exchange Act of 1934, as amended, and file annual, quarterly and special reports and other information with the SEC.  You may read and copy any material that we file with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549.  You may obtain more information about the SEC’s Public Reference Room by calling 1-800-SEC-0330.  The SEC also maintains an Internet site that contains all of these reports and other information regarding our company and other issuers that file electronically with the SEC at http://www.sec.gov.  We also post links to our SEC filings at our web site at http://www.globalscape.com.

You may request a copy of GlobalSCAPE’s annual, quarterly and special reports, proxy statements and other information at no cost, by writing or telephoning GlobalSCAPE at the following address:

Chief Financial Officer

GlobalSCAPE, Inc.

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matter that will be brought before the annual meeting.  However, if any other matter properly comes before the annual meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

By Order of the Board of Directors,

Thomas F. Farar
Secretary

GLOBALSCAPE, INC.

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS

JUNE 8, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of GlobalSCAPE, Inc., a Delaware corporation (“GlobalSCAPE”), hereby appoints Thomas W. Brown and Charles R. Poole, or either of them, as proxies, each with power to act without the other and with full power of substitution, on behalf of the undersigned to vote the number of shares of Common Stock of GlobalSCAPE that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of GlobalSCAPE, Inc. to be held on Wednesday, June 8, 2005 at 9:00 a.m. Central Time, at the offices of GlobalSCAPE, 6000 Northwest Parkway, Suite 100, San Antonio, Texas 78249 and at any adjournment or postponement thereof, on the following matters:

(Continued and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

  FOLD AND DETACH HERE

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

(2) Proposal to approve the ratification of Helin, Donovan, Trubee & Wilkinson, LLP as the Company’s independent certified public accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2005.

(3) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

			FOR	AGAINST	ABSTAIN
(1) Proposal to approve the election of the following three (3) nominees for membership on the Company’s Board of Directors:			☐	☐	☐

	FOR	WITHHOLD
01 Thomas W. Brown, 02 David L. Mann, and 03 Charles R. Poole	☐	☐	FOR	AGAINST	ABSTAIN
			☐	☐	☐

each to serve until the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

To withhold authority to vote for any nominee, write the name of that nominee in the space provided below

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3. Receipt of the proxy statement, dated April 15, 2005, is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of directors’ recommendation. The proxies cannot vote your shares unless you sign and return this card.

PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

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Signature	Signature	Date	,	2005

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon.

  FOLD AND DETACH HERE